Debt and lines of credit	12 Months Ended
Dec. 31, 2011
Long-term Debt, Unclassified [Abstract]
Debt and lines of credit
Debt and lines of credit
Debt balances include amounts assumed related to the National acquisition measured at fair value as of the acquisition date.

Short-term borrowings
We maintain lines of credit to support commercial paper borrowings, if any, and to provide additional liquidity through bank loans. As of December 31, 2011, we had a variable-rate revolving credit facility that allows us to borrow up to $920 million through August 2012. We have a second variable-rate revolving credit facility that allows us to borrow an additional $1 billion until July 2012. These facilities carry a variable rate of interest indexed to the London Interbank Offered Rate (LIBOR).

On July 14, 2011, for general corporate purposes and to maintain cash balances at desired levels, we issued an aggregate of $1.2 billion of commercial paper, which was supported by these existing revolving credit facilities. During the fourth quarter, we repaid $200 million of those borrowings. As of December 31, 2011, the balance of commercial paper outstanding was $1.0 billion. The weighted-borrowing rate for the commercial paper outstanding as of December 31, 2011, was 0.25 percent.

Long-term debt
On May 23, 2011, we issued fixed- and floating-rate long-term debt to help fund the National acquisition. The proceeds of the offering were $3.497 billion, net of the original issuance discount. We also incurred $12 million of issuance costs that are included in Other assets and will be amortized to Interest and debt expense over the term of the debt.

In connection with this issuance, we also entered into an interest rate swap transaction related to the $1.0 billion floating-rate debt due 2013. Under this swap agreement, we will receive variable payments based on three-month LIBOR rates and pay a fixed rate through May 15, 2013. Changes in the cash flows of the interest rate swap are expected to exactly offset the changes in cash flows attributable to fluctuations in the three-month LIBOR-based interest payments. We have designated this interest rate swap as a cash flow hedge and record changes in its fair value in AOCI. The net effect of this swap is to convert the $1.0 billion floating-rate debt to a fixed-rate obligation bearing a rate of 0.922 percent.

At the acquisition date, we assumed $1.0 billion of outstanding National debt with a fair value of $1.105 billion. The excess of the fair value over the stated value will be amortized as a reduction of interest and debt expense over the term of the related debt.

The following table summarizes the total long-term debt outstanding as of December 31, 2011:

Notes due 2012 at 6.15% (assumed with National acquisition)	$375
Floating-rate notes due 2013 (swapped to a 0.922% fixed rate)	1,000
Notes due 2013 at 0.875%	500
Notes due 2014 at 1.375%	1,000
Notes due 2015 at 3.95% (assumed with National acquisition)	250
Notes due 2016 at 2.375%	1,000
Notes due 2017 at 6.60% (assumed with National acquisition)	375
4,500
Add net unamortized premium (assumed with National acquisition)	93
Less current portion of long-term debt	(382)
Total long-term debt	$4,211

As of December 31, 2010, we had no outstanding debt. Interest incurred on debt and amortization of debt expense was $42 million in 2011. Interest incurred in 2010 and 2009 was not material. Cash payments for interest on long-term debt were $54 million in 2011.